UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	NASDAQ Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of CFO and Appointment of New CFO

On March 12, 2024, the Board of Directors of Phoenix Motor Inc. (the “Company”) appointed Mr. J. Mark Hastings as the Company’s Chief Financial Officer, effective immediately. On March 8, 2024, the Company accepted the resignation of Mr. Chris Wang as Chief Financial Officer of the Company effective as of March 8, 2024.  Mr. Wang resigned for personal reasons and there were no disagreements between Mr. Wang and the Company.

Mr. Hastings, age 60, has served as the Chief Investment Officer since December 2023. He had served as Senior Vice President of Corporate Development and Strategy and Head of Investor Relations since August 2022. Prior to that, Mr. Hastings served as Vice President of Finance and Insurance and Head of Rodo Insurance Agency at Rodo Inc. where, as a Leadership Team Member, he established and headed its online fintech department and founded and served as head of Rodo Insurance Agency. From 2013 to 2018, Mark served as Principal, Portfolio Manager and Head of Investor Relations at Geosphere Capital Management in New York, NY. From 2010 to 2013, Mr. Hastings served as Portfolio Manager/Trader at Saugatuck Energy in Southport, CT. Prior to that, Mark was a Research Analyst at S.A.C. Capital Advisors (now Point72 Asset Management) in Stamford, CT. From 2000 to 2003, Mark was Director of Global Energy Sell Side Equity Research at Deutsche Bank in New York, NY and from 1994 to 1999, he was Vice President of Sell Side Energy Research at Merrill Lynch & Co. Mark started his career as Senior Auditor at Exxon Corporation in New Jersey and Houston, TX from 1991 to 1994.

Mr. Hastings was awarded a Bachelor of Arts degree in Economics from the University of Virginia and a Master of Business Administration degree in Finance from the University of Tennessee, where he earned the James M. Gower Outstanding MBA Achievement Award.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2024	PHOENIX MOTOR INC.

	By:	/s/ Denton Peng
	Name:	Denton Peng
	Title:	Chief Executive Officer and Chairman of the Board

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